Exhibit 21.1

LIST OF BGC SUBSIDIARIES
AMEEFI SERVICES, INC.
AQUA SECURITIES HOLDINGS, LLC
AQUA SECURITIES, L.P.
AQUA SOFTWARE, LLC
AUREL BGC
BGC ARGENTINA HOLDINGS I, L.P.
BGC ARGENTINA HOLDINGS II, L.P.
BGC ARGENTINA HOLDINGS, LLC
BGC BRAZIL HOLDINGS LIMITADA
BGC BRAZIL HOLDINGS, LLC
BGC BROKERS GP LIMITED
BGC BROKERS HOLDINGS, L.P.
BGC BROKERS HOLDINGS, LLC
BGC BROKERS INVESTMENT, L.P.
BGC BROKERS L.P.
BGC BROKERS US HOLDINGS, LLC
BGC BROKERS US, L.P.
BGC CANADA SECURITIES COMPANY
BGC CANADA SECURITIES COMPANY HOLDINGS, L.P.
BGC CANADA SECURITIES COMPANY HOLDINGS, LLC
BGC CAPITAL MARKETS (HONG KONG) LIMITED
BGC CAPITAL MARKETS (JAPAN) LLC
BGC CAPITAL MARKETS (SWITZERLAND) LLC
BGC CAPITAL MARKETS AND FOREIGN EXCHANGE BROKER (KOREA) LIMITED
BGC CAPITAL MARKETS, L.P.
BGC CAYMAN ISLANDS HOLDINGS I LIMITED
BGC CHINA HOLDINGS, LLC
BGC CHINA, L.P.
BGC DERIVATIVE MARKETS HOLDINGS, LLC
BGC DERIVATIVE MARKETS, L.P.
BGC ENVIRONMENTAL BROKERAGE SERVICES HOLDINGS, LLC
BGC ENVIRONMENTAL BROKERAGE SERVICES, L.P.
BGC EUROPEAN GP LIMITED
BGC EUROPEAN HOLDINGS, L.P.
BGC FINANCIAL GROUP, INC.
BGC FINANCIAL, L.P.
BGC FRANCE HOLDINGS
BGC FUNDING SERVICES GP LIMITED
BGC FUNDING SERVICES LP
BGC GLOBAL HOLDINGS GP LIMITED
BGC GLOBAL HOLDINGS, L.P.
BGC GLOBAL LIMITED
BGC GP LIMITED
BGC GP, LLC
BGC HOLDINGS (TURKEY), LLC
BGC HOLDINGS II, LLC
BGC HOLDINGS U.S., INC.
BGC HOLDINGS, L.P.
BGC HOLDINGS, LLC

BGC INFORMATION HOLDINGS, LLC
BGC INFORMATION, L.P.
BGC INTERNATIONAL
BGC INTERNATIONAL GP LIMITED
BGC INTERNATIONAL HOLDINGS, L.P.
BGC INTERNATIONAL, L.P.
BGC MARKET DATA, L.P.
BGC MEXICO R.E. HOLDINGS, LLC
BGC MEXICO R.E. HOLDINGS, S. de R.L. de C.V.
BGC NOTE ACQUISITION CO. HOLDINGS, LLC
BGC NOTE ACQUISITION CO., L.P.
BGC NOTES, LLC
BGC PARTNERS (AUSTRALIA) PTY LIMITED
BGC PARTNERS (SINGAPORE) LIMITED
BGC PARTNERS CIS LLC
BGC PARTNERS MENKUL DEGERLER A.S.
BGC PARTNERS, INC.
BGC PARTNERS, L.P.
BGC RADIX ENERGY L.P.
BGC REAL ESTATE OF ARIZONA, LLC
BGC REAL ESTATE OF MICHIGAN, LLC
BGC REAL ESTATE OF NEVADA, LLC
BGC REAL ESTATE OF OHIO HOLDINGS, LLC
BGC REAL ESTATE OF OHIO, L.P.
BGC RIE HOLDINGS, LLC
BGC SA FINANCIAL BROKERS (PTY) LIMITED
BGC SECURITIES (HONG KONG) LLC
BGC SECURITIES (SINGAPORE) LIMITED
BGC SECURITIES (SOUTH AFRICA) PTY LIMITED
BGC SECURITIES SARL
BGC SERVICES (HOLDINGS) LLP
BGC SHOKEN KAISHA LIMITED
BGC TRADING HOLDINGS, LLC
BGC URUGUAY HOLDINGS, LLC
BGC USA HOLDINGS, LLC
BGC USA, L.P.
BGCANTOR MARKET DATA HOLDINGS, LLC
BGCBI, LLC
BGCCMHK HOLDINGS II, LLC
BGCCMHK HOLDINGS, LLC
BGCCMLP HOLDINGS, LLC
BGCF HOLDINGS, LLC
BGCIHLP, LLC
BGCSHLLP HOLDINGS LIMITED
eAB HOLDINGS, LLC
ECCO LLC
ECCOWARE LIMITED
EIP HOLDINGS ACQUISITION, LLC
EIP HOLDINGS, LLC
ELX FUTURES HOLDINGS, LLC
ELX FUTURES, L.P.
eSPEED (AUSTRALIA) PTY LIMITED

ESPEED (CANADA), INC.
ESPEED (HONG KONG) HOLDINGS I, INC.
ESPEED (HONG KONG) HOLDINGS II, INC.
ESPEED (HONG KONG) LIMITED
ESPEED (JAPAN) LIMITED
ESPEED A LIMITED
ESPEED B LIMITED
ESPEED BROKERAGE HOLDINGS, LLC
ESPEED BROKERAGE, L.P.
ESPEED ELX FUTURES HOLDINGS, L.P.
ESPEED ELX FUTURES HOLDINGS, LLC
ESPEED INTERNATIONAL LIMITED
ESPEED MARKETS HOLDINGS, LLC
ESPEED MARKETS, L.P.
ESPEED SUPPORT SERVICES LIMITED
ESPEED TECHNOLOGY SERVICES HOLDINGS, LLC
ESPEED TECHNOLOGY SERVICES, L.P.
ESPEED, LLC
ESX CLEARING HOLDINGS, LLC
ESX CLEARING, L.P.
EURO BROKERS (SWITZERLAND) S.A.
EURO BROKERS CANADA LIMITED
EURO BROKERS HOLDINGS LTD
EURO BROKERS MEXICO S.A. de C.V.
EURO BROKERS SERVICES LTD
FHLP, LLC
FREEDOM INTERNATIONAL BROKERAGE COMPANY
FREEDOM INTERNATIONAL HOLDING, L.P.
G&E ACQUISITION COMPANY, LLC
HOLDING DI SERVIZI FINANZIARI SRL
ITSECCO HOLDINGS LIMITED
JADESTONE CONSULTANTS LIMITED
KLEOS MANAGED SERVICES HOLDINGS, LLC
KLEOS MANAGED SERVICES, L.P.
LIQUIDEZ DISTRIBUIDORA DE TITULOS E VALORES MOBILIARIOS LTDA.
MIS BROKERS LIMITED
MIS HOLDINGS, LLC
MUNICIPAL PARTNERS LLC
NEWMARK & COMPANY REAL ESTATE, INC.
NEWMARK BUILDING SERVICES, LLC
NEWMARK CONSTRUCTION SERVICES, L.L.C.
NEWMARK LI LLC
NEWMARK MIDWEST REGION, LLC
NEWMARK OF CONNECTICUT LLC
NEWMARK OF LONG ISLAND LLC
NEWMARK OF MASSACHUSETTS LLC
NEWMARK OF SOUTHERN CALIFORNIA
NEWMARK OF WASHINGTON D.C. LLC
NEWMARK REAL ESTATE OF DALLAS, LLC
NEWMARK REAL ESTATE OF HOUSTON, LLC
NEWMARK REAL ESTATE OF MASSACHUSETTS, LLC
NEWMARK REAL ESTATE OF NEW JERSEY, L.L.C.

NEWMARK REAL ESTATE OF PRINCETON LLC
NEWMARK RETAIL PARTNERS LLC
NEWMARK RETAIL, LLC
NEWMARK SOUTHERN REGION, LLC
NGA, LLC
NNJ, L.L.C.
NOC LLC
NOH, LLC
NRB, LLC
NRED, LLC
NREP, LLC
NWDC LLC
REXX INDEX, LLC
SCARP LIMITED
SEMINOLE CAPITAL MARKETS, L.P.
SEMINOLE FINANCIAL
SEMINOLE FINANCIAL (EUROPE) LP
SEMINOLE FINANCIAL LIMITED
SEMINOLE TRADING HOLDINGS I, LLC
SEMINOLE TRADING HOLDINGS II, LLC
TOWER BRIDGE GP LIMITED
TOWER BRIDGE INTERNATIONAL SERVICES HOLDINGS, L.P.
TOWER BRIDGE INTERNATIONAL SERVICES HOLDINGS, LLC
TOWER BRIDGE INTERNATIONAL SERVICES L.P.
TOWER BRIDGE SECURITIES LIMITED
TP HOLDINGS, LLC
TRADESOFT TECHNOLOGIES, INC.
TREASURYCONNECT LLC

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